Commitments and contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies
Commitments and contingencies
Aircraft on order
As of December 31, 2018, we had commitments to purchase 363 new aircraft scheduled for delivery through 2023. These commitments are based upon purchase agreements with Boeing, Airbus and Embraer. These agreements establish the pricing formulas (including adjustments for certain contractual escalation provisions) and various other terms with respect to the purchase of aircraft. Under certain circumstances, we have the right to alter the mix of aircraft types ultimately acquired. As of December 31, 2018, we had made non-refundable deposits on these purchase commitments (exclusive of capitalized interest and fair value adjustments) of approximately $2.3 billion.
Management anticipates that a portion of the aggregate purchase price for the acquisition of aircraft will be funded by incurring additional debt. The amount of the indebtedness to be incurred will depend on the final purchase price of the aircraft, which can vary due to a number of factors, including inflation.
Movements in prepayments on flight equipment during the years ended December 31, 2018 and 2017 were as follows:

	Year Ended December 31,
	2018	2017
Prepayments on flight equipment at beginning of period	$2,930,303	$3,265,979
Prepayments made during the period	1,811,917	1,162,884
Interest paid and capitalized during the period	101,755	107,364
Prepayments and capitalized interest applied to the purchase of flight equipment	(1,819,455)	(1,605,924)
Prepayments on flight equipment at end of period	$3,024,520	$2,930,303

The following table presents our contractual commitments for the purchase of flight equipment as of December 31, 2018:

	2019	2020	2021	2022	2023	Total
Purchase obligations (a)	$5,480,353	$4,806,447	$3,942,505	$2,529,114	$1,704,900	$18,463,319

(a)	Includes commitments to purchase 354 aircraft and nine purchase and leaseback transactions.
Leases
We have operating lease agreements with third parties for office space, company cars and office equipment and finance lease agreements for aircraft engines.
As of December 31, 2018, future minimum lease payment obligations under operating and finance lease agreements were as follows:

	Operating leases (a)	Finance leases (b)
2019	$9,181	$2,359
2020	9,305	2,515
2021	9,201	2,681
2022	9,262	2,857
2023	9,337	3,046
Thereafter	35,243	105,327
	$81,529	$118,785

(a)	Represents contractual payments on our office and facility leases.

(b)	Finance lease obligations are recorded in other secured debt.
Asset value guarantees
We have potential obligations under contracts that guarantee a portion of the residual value of aircraft owned by third parties. These guarantees expire at various dates through 2023 and generally obligate us to pay the shortfall between the fair market value and the guaranteed value of the aircraft and, in certain cases, provide us with an option to purchase the aircraft for the guaranteed value. As of December 31, 2018, two guarantees were outstanding.
We regularly review the underlying values of the aircraft collateral to determine our exposure under these asset value guarantees. We did not record any asset value guarantee loss provisions during the years ended December 31, 2018 or 2017.
As of December 31, 2018 and 2017, the carrying value of the asset value guarantee liability was nil. As of December 31, 2018, the maximum aggregate potential commitment that we were obligated to pay under these guarantees, without any offset for the projected value of the aircraft or other contractual features that may limit our exposure, was approximately $31.8 million.
Other guarantees
We guarantee the replacement lease rental cash flows of two sold aircraft, up to agreed maximum amounts for each aircraft. These guarantees expire in 2020. We are obligated to perform under these guarantees in the event of a default and lease termination by the current lessees, and if the contracted net replacement lease rental rates do not equal or exceed the rental amounts in the current lease contracts. As of December 31, 2018 and 2017, the carrying value of these guarantees was $2.3 million and $2.3 million, respectively, and was included in accounts payable, accrued expenses and other liabilities. As of December 31, 2018, the maximum undiscounted aggregate future guarantee payments that we could be obligated to make under these guarantees, without offset for the projected net future re-lease or extension rates, were approximately $10.5 million.
Legal proceedings
General
In the ordinary course of our business, we are a party to various legal actions, which we believe are incidental to the operations of our business. The Company regularly reviews the possible outcome of such legal actions, and accrues for such legal actions at the time a loss is probable and the amount of the loss can be estimated. In addition, the Company also reviews indemnities and insurance coverage, where applicable. Based on information currently available, we believe the potential outcome of those cases where we are able to estimate reasonably possible losses, and our estimate of the reasonably possible losses exceeding amounts already recognized, on an aggregated basis, is immaterial to our Consolidated Financial Statements.
VASP litigation
We leased 13 aircraft and three spare engines to Viação Aerea de São Paulo (“VASP”), a Brazilian airline. In 1992, VASP defaulted on its lease obligations and we commenced litigation against VASP to repossess our equipment. In 1992, we obtained a preliminary injunction for the repossession and export of 13 aircraft and three spare engines from VASP. We repossessed and exported the aircraft and engines in 1992. VASP appealed this decision. In 1996, the Appellate Court of the State of São Paulo (“TJSP”) ruled in favor of VASP on its appeal. We were instructed to return the aircraft and engines to VASP for lease under the terms of the original lease agreements. The Appellate Court also granted VASP the right to seek damages in lieu of the return of the aircraft and engines. Since 1996 we have defended this case in the Brazilian courts through various motions and appeals. On March 1, 2006, the Superior Tribunal of Justice (the “STJ”) dismissed our then-pending appeal and on April 5, 2006, a special panel of the STJ confirmed this decision. On May 15, 2006 we filed an extraordinary appeal with the Federal Supreme Court. In September 2009 the Federal Supreme Court requested an opinion on our appeal from the office of the Attorney General. This opinion was provided in October 2009. The Attorney General recommended that AerCap’s extraordinary appeal be accepted for trial and that the case be subject to a new judgment before the STJ. On April 4, 2018, the Federal Supreme Court declined to accept our extraordinary appeal for trial. We appealed this decision on April 25, 2018.
On February 23, 2006, VASP commenced a procedure to calculate its alleged damages and since then we, VASP and the court have appointed experts to assist the court in calculating damages. Our appointed expert has concluded that no damages were incurred. The VASP-appointed expert has concluded that substantial damages were incurred, and has claimed that such damages should reflect monetary adjustments and default interest for the passage of time. The court-appointed expert has also concluded that no damages were incurred. Different public prosecutors have issued conflicting opinions. The first public prosecutor had filed an opinion that supports the view of the VASP-appointed expert. In response to that opinion, the court-appointed expert reaffirmed his conclusion. A subsequently-appointed public prosecutor subsequently filed a new opinion that is less supportive of the VASP-appointed expert’s opinion, but the original public prosecutor then issued a third opinion consistent with the first one. On October 30, 2017, the court decided that VASP had suffered no damages. On April 20, 2018, VASP appealed this decision. We believe, however, and we have been advised, that it is not probable that VASP will ultimately be able to recover damages from us even if VASP prevails on the issue of liability. The outcome of the legal process is, however, uncertain. The ultimate amount of damages, if any, payable to VASP cannot reasonably be estimated at this time. We continue to actively pursue all courses of action that may reasonably be available to us and intend to defend our position vigorously.
In July 2006, we brought a claim for damages against VASP in the English courts, seeking damages incurred by AerCap as a result of VASP’s default under seven leases that were governed by English law. VASP filed applications challenging the jurisdiction of the English court, and sought to adjourn the jurisdictional challenge pending the sale of some of its assets in Brazil. We opposed this application and by an order dated March 6, 2008, the English court dismissed VASP’s applications.
In September 2008, the bankruptcy court in Brazil ordered the bankruptcy of VASP. VASP appealed this decision. In December 2008, we filed with the English court an application for default judgment, seeking damages plus accrued interest pursuant to seven lease agreements. On March 16, 2009, we obtained a default judgment in which we were awarded approximately $40 million in damages plus accrued interest. We subsequently applied to the STJ for an order ratifying the English judgment, so that it might be submitted in the VASP bankruptcy. The STJ granted AerCap’s application and entered an order ratifying the English judgment. Although VASP appealed that order, it is fully effective pending a resolution of VASP’s appeal of the order ratifying the English judgment.
In addition to our claim in the English courts, AerCap has also brought actions against VASP in the Irish courts to recover damages incurred as a result of VASP’s default under nine leases governed by Irish law. The Irish courts granted an order for service of process, and although VASP opposed service in Brazil, the STJ ruled that service of process had been properly completed. After some additional delay due to procedural issues related to VASP’s bankruptcy, the Irish action went forward. Upon VASP’s failure to appear, the High Court entered default judgment in favor of AerCap, finding VASP liable for breach of its obligations under the leases. On October 24, 2014, the High Court entered two judgments in favor of AerCap, awarding us aggregate damages in the amount of approximately $36.9 million. We subsequently applied to the STJ for an order ratifying the Irish judgments, so that they might be submitted in the VASP bankruptcy. The STJ granted AerCap’s application and ratified the Irish judgments.

AerCap has submitted both the Irish and the English judgments in the VASP bankruptcy; the bankruptcy court has required that the claims submitted limit interest on the judgments to that accrued on or before the commencement of VASP’s bankruptcy, which has resulted in claims of approximately $40 million for the English judgments and approximately $24 million for the Irish judgments.

On November 6, 2012, the STJ ruled in favor of VASP on its appeal from the order placing it in bankruptcy. Acting alone, the reporting justice of the appellate panel ordered the bankruptcy revoked and the matter converted to a judicial reorganization. Several creditors of VASP appealed that ruling to the full panel of the STJ. On December 17, 2012, the Special Court of the STJ reversed the ruling of the reporting justice and upheld the order placing VASP in bankruptcy. The decision was published on February 1, 2013. On February 25, 2013, the lapse of time for appeal (res judicata) was certified.
Transbrasil litigation
In the early 1990s, two AerCap-related companies (the “AerCap Lessors”) leased an aircraft and two engines to Transbrasil S/A Linhas Areas (“Transbrasil”), a now-defunct Brazilian airline. By 1998, Transbrasil had defaulted on various obligations under its leases with AerCap, along with other leases it had entered into with GECC and certain of its affiliates (collectively with GECC, the “GE Lessors”). GECAS was the servicer for all these leases at the time. Subsequently, Transbrasil issued promissory notes (the “Notes”) to the AerCap lessors and GE Lessors (collectively the “Lessors”) in connection with restructurings of the leases. Transbrasil defaulted on the Notes and GECC brought an enforcement action on behalf of the Lessors in 2001. Concurrently, GECC filed an action for the involuntary bankruptcy of Transbrasil.
Transbrasil brought a lawsuit against the Lessors in February 2001 (the “Transbrasil Lawsuit”), claiming that the Notes had in fact been paid at the time GECC brought the enforcement action. In 2007, the trial judge ruled in favor of Transbrasil. That decision was appealed. In April 2010, the appellate court published a judgment (the “2010 Judgment”) rejecting the Lessors’ appeal, ordering them to pay Transbrasil statutory penalties equal to double the face amount of the Notes (plus interest and monetary adjustments) as well as damages for any losses incurred as a result of the attempts to collect on the Notes. The 2010 Judgment provided that the amount of such losses would be calculated in separate proceedings in the trial court (the “Indemnity Claim”). In June 2010, the AerCap Lessors and GE Lessors separately filed special appeals before the STJ in Brazil. These special appeals were subsequently admitted for hearing.
In July 2011, Transbrasil brought three actions for provisional enforcement of the 2010 Judgment (the “Provisional Enforcement Actions”): one to enforce the award of statutory penalties; a second to recover attorneys’ fees related to that award, and a third to enforce the Indemnity Claim. Transbrasil submitted its alleged calculation of statutory penalties, which, according to Transbrasil, amounted to approximately $210 million in the aggregate against all defendants, including interest and monetary adjustments. AerCap and its co-defendants opposed provisional enforcement of the 2010 judgment, arguing, among other things, that Transbrasil’s calculations were greatly exaggerated.
Transbrasil also initiated proceedings to determine the amount of its alleged Indemnity Claim. The court appointed an expert to determine the measure of damages and the defendants appointed an assistant expert. We believe we have strong arguments to convince the expert and the court that Transbrasil suffered no damage as a result of the defendants’ attempts to collect on the Notes.
In February 2012, AerCap brought a civil complaint against GECAS and GECC in the State of New York (the “New York Action”), alleging, among other things, that GECAS and GECC had violated certain duties to AerCap in connection with their attempts to enforce the Notes and their defense of Transbrasil’s lawsuit. In November 2012, AerCap, GECAS, and the GE Lessors entered into a settlement agreement resolving all of the claims raised in the New York Action. The terms of the settlement agreement are confidential.
In October 2013, the STJ granted the special appeals filed by GECAS and its related parties, effectively reversing the 2010 Judgment in most respects as to all of the Lessors.
In February 2014, Transbrasil appealed the STJ’s ruling of October 2013 to another panel of the STJ. The appellate panel rejected Transbrasil’s appeal in November 2016, preserving the October 2013 order. All appeals in respect of the Transbrasil Lawsuit have now concluded.
In light of the STJ’s ruling of October 2013, the trial court has ordered the dismissal of two of Transbrasil’s Provisional Enforcement Actions—those seeking statutory penalties and attorneys’ fees. The TJSP has since affirmed the dismissals of those actions and Transbrasil has appealed that order. Transbrasil’s Provisional Enforcement Action with respect to the Indemnity Claim remains pending.
Yemen Airways-Yemenia litigation
ILFC is named in a lawsuit in connection with the 2009 crash of an Airbus A310-300 aircraft owned by ILFC and on lease to Yemen Airways-Yemenia, a Yemeni carrier (“Hassanati Action”). The Hassanati plaintiffs are families of deceased occupants of the flight and seek unspecified damages for wrongful death, costs, and fees. The Hassanati Action commenced in January 2011 and was pending in the United States District Court for the Central District of California. On February 18, 2014, the district court granted summary judgment in ILFC’s favor and dismissed all of the Hassanati plaintiffs’ remaining claims. The Hassanati plaintiffs appealed. On March 22, 2016, the appellate court rejected the appeal. On April 22, 2016, the Hassanati plaintiffs refiled their action at the trial court. The trial court granted ILFC’s motion to dismiss the Hassanati plaintiffs’ second complaint on November 22, 2016, and entered judgment in favor of ILFC. The Hassanati plaintiffs appealed and the appellate court rejected their appeal on September 17, 2018.

On August 29, 2014, a new group of plaintiffs filed a lawsuit against ILFC in the United States District Court for the Central District of California (the “Abdallah Action”). The Abdallah Action claims unspecified damages from ILFC on the same theory as does the Hassanati Action. On June 30, 2017, the parties to the Abdallah action executed a Master Settlement Agreement setting forth terms on which Yemenia’s insurance carrier proposes to settle the case with each claimant family. Upon the claimant families’ execution of individual release and discharge agreements and upon ILFC’s and Yemenia’s confirmation of a sufficient number of participating claimants, the claims by such participating claimants against ILFC and Yemenia in the Abdallah Action will be dismissed in exchange for payment from Yemenia’s insurance carrier. We believe that ILFC has substantial defenses on the merits and is adequately covered by available liability insurance in respect of both the Hassanati Action and the Abdallah Action.